UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARKFORGED HOLDING CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF COMMON STOCKHOLDERS

TO BE HELD ON DECEMBER 5, 2024

This supplement (this “Supplement”) to the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on November 13, 2024, as supplemented on November 27, 2024 and as may be further supplemented from time to time (the “Definitive Proxy Statement”), by Markforged Holding Corporation, a Delaware corporation (the “Company”), is being filed to supplement the Definitive Proxy Statement. Unless otherwise defined in this Supplement, capitalized terms have the meaning set forth in the Definitive Proxy Statement.

Supplemental Disclosures to the Definitive Proxy Statement

The following supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety as supplemented. The inclusion in this Supplement to the Definitive Proxy Statement of certain information should not be regarded as an indication that any of the Company or its directors, affiliates, officers, or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

The disclosure under the heading “The Merger Agreement–Reasonable Best Efforts and Regulatory Approvals” is hereby amended and supplemented as follows:

On page 93, the last paragraph under the subheading “—Regulatory Approvals” is amended and restated as follows:

Without limiting the foregoing, the Merger Agreement provides that Nano and Markforged will use their respective ~~commercially~~ reasonable best efforts to obtain CFIUS Approval including without limitation: (i) providing any additional information requested by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS assessment, review, or investigation of the transactions contemplated by the Merger Agreement, within the time periods specified in the applicable regulations, or otherwise specified by the CFIUS staff; and (ii) cooperating in all respects and consult with each other in connection with the CFIUS Declaration, CFIUS Notice, or other communications with CFIUS, including by allowing the other party to have a reasonable opportunity to (A) review in advance and comment on drafts of filings and submissions and (B) participate in communications with CFIUS, except that neither party is obligated to reveal confidential business information personally identifiable information, or information protected by attorney-client privilege to the other party. The cost and expense for preparing the CFIUS Declaration and any CFIUS Notice or for any other communications with CFIUS will be borne by the party directly incurring such cost or expense, except that the filing fees required for any CFIUS Notice will be paid by Nano.

On October 23, 2024, Nano and Markforged jointly submitted the CFIUS Declaration, and the CFIUS Declaration review period expired on November 27, 2024. On November 27, 2024, CFIUS requested that the parties submit a full voluntary joint notice (“CFIUS Notice”). The parties intend to submit a CFIUS Notice as soon as practicable. Upon acceptance of the CFIUS Notice, CFIUS will undertake an initial 45-day review that may be extended by CFIUS for an additional 45-day investigation. At any time, CFIUS may request that the parties withdraw and re-file the CFIUS Notice which has the effect of restarting the initial 45-day review period and potential additional 45-day investigation period. CFIUS may reject the CFIUS Notice at any time after it has been accepted for certain reasons, including if Nano and/or Markforged do not provide information requested by CFIUS within three business days of the request or within a longer time frame if Nano or Markforged so request in writing and CFIUS grants that request in writing. As a result of CFIUS’s review or investigation of the Merger, CFIUS may: (i) conclude action under applicable regulations by determining that there are no unresolved national security concerns; (ii) send a report to the President of the United States (the “President”) recommending that the Merger be suspended or prohibited; or (iii) send a report to the President requesting the President’s decision if: (a) CFIUS recommends that the President suspend or prohibit the Merger; (b) the members of CFIUS are unable to reach a decision on whether to recommend that the President suspend or prohibit the Merger; or (c) CFIUS requests that the President make a determination with regard to the Merger. To determine that there are no unresolved national security concerns, CFIUS may impose mitigation measures and request that the parties enter into a National Security Agreement. Should CFIUS send a report to the President, the President will have up to 15 days to decide whether to suspend or prohibit the Merger.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Nano Dimension Ltd. (“Nano”), on November 13, 2024, the Company filed the Definitive Proxy Statement relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Promptly after filing its Definitive Proxy Statement, the Company mailed the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The Company may also file other relevant documents with the SEC in connection with the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document that the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of the Definitive Proxy Statement, and other filings containing important information about the Company and the proposed transaction once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.markforged.com/sec-filings.

Participants in the Solicitation

The Company, Nano and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Definitive Proxy Statement and the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Information about the directors and executive officers of Nano, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Nano’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on March 21, 2024. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the transaction, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Any statements in this Supplement about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to the proposed transaction between the Company and Nano, the timing of the submission of the CFIUS Notice and CFIUS’ review of the proposed transaction, Agreement and Plan of Merger, dated as of July 2, 2024, by and among Nano, Nano US II, Inc. and the Company (the “Merger Agreement”), and all other statements other than statements of historical fact that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this Supplement, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “may,” “will,” “intends,” “projects,” “could,” “would,” “estimate,” “potential,” “continue,” “plan,” “target,” or the negative of these words or similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may cause the Company’s or Nano’s actual results or performance to be materially different from those expressed or implied in the forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the effect of the announcement of the proposed transaction on the ability of the Company to operate its business and retain and hire key personnel and to maintain favorable business relationships; (iii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (vi) the response of competitors, suppliers and customers to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; and (xi) other risks, uncertainties and factors discussed and described in reports filed with the SEC by the Company and Nano from time to time, including those under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K, 10-Q or 20-F, as applicable, and subsequent filings with the SEC.

The forward-looking statements included in this Supplement are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

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